                                                                    EXHIBIT 10.5

                AMENDED AND RESTATED AFFILIATE SERVICING ADDENDUM

     THIS AMENDED AND RESTATED AFFILIATE SERVICING ADDENDUM is made as of the 1/st/ day of April, 2003 (the "Affiliate Servicing Addendum"), by and among ACS EDUCATION SERVICES, INC. ("ACS"), EDUCATION LENDING SERVICES, INC. ("ELS"), EDUCATION FUNDING CAPITAL TRUST II ("Affiliate") and FIFTH THIRD BANK as the eligible lender trustee on behalf of the Affiliate ("Affiliate Eligible Lender Trustee").

     This Amended and Restated Affiliate Servicing Addendum (this "Affiliate Servicing Addendum") is an addendum to that certain Servicing Agreement among ACS, ELS and Fifth Third Bank as eligible lender trustee on behalf of ELS (the "ELS ELT") dated as of October 1, 2002, including all amendments, addenda, attachments, exhibits and schedules thereto (herein the "Servicing Agreement").

     Capitalized terms used in this Affiliate Servicing Addendum without definitions shall have the meanings ascribed to such terms in the Servicing Agreement.

     WHEREAS, ACS, ELS, the Affiliate and the Affiliate Eligible Lender Trustee previously entered into that certain Affiliate Servicing Addendum dated as of March 19, 2003 (the "Original Addendum").

     WHEREAS, ACS, ELS, the Affiliate and the Affiliate Eligible Lender Trustee have agreed to amend and restate the Original Addendum.

     WHEREAS, ELS desires ACS to provide the services set forth in the Servicing Agreement for the Affiliate and the Affiliate Eligible Lender Trustee; and

     WHEREAS, ACS agrees to provide the services set forth in the Servicing Agreement with respect to student loans owned by the Affiliate and held by the Affiliate Eligible Lender Trustee acting on its behalf under the terms of the Servicing Agreement and this Affiliate Servicing Addendum.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, and intending to be legally bound, ACS, ELS, Affiliate and Affiliate Eligible Lender Trustee agree that the terms of the Original Addendum are hereby amended and restated to replace the provisions thereof in their entirety as follows:

     (1) ACS and ELS agree to amend the existing Servicing Agreement by adding this Affiliate Servicing Addendum to the Agreement. For purposes of construing the Servicing Agreement in order to carry out the intention of this Affiliate Servicing Addendum, (i) each reference to LENDER in the Servicing Agreement shall mean the Affiliate and; (ii) each reference to the Eligible Lender Trustee in the Servicing Agreement shall mean the Affiliate Eligible Lender Trustee.

     (2) ACS agrees to perform its duties and obligations for the Affiliate and the Affiliate Eligible Lender Trustee in accordance with the terms and conditions set forth in the Servicing Agreement, as amended, for student loans owned by the Affiliate and held by the Affiliate Eligible Lender Trustee. ELS, Affiliate and Affiliate's Eligible Lender Trustee agree to perform their respective duties and obligations in accordance with the terms and conditions set forth in the Servicing Agreement, as amended.

     (3) ELS shall be responsible for and agrees to pay all fees due to ACS for services rendered to the Affiliate and the Affiliate Eligible Lender Trustee by ACS under the Servicing Agreement with respect to the student loans owned by the Affiliate. ACS shall not be required to separately bill Affiliate and Affiliate Eligible Lender Trustee, but shall bill ELS directly for services provided hereunder to Affiliate and Affiliate Eligible Lender Trustee. In addition, ELS shall be responsible for all aspects of the relationship, support services, and interface with Affiliate, it being understood that ACS shall have no obligation to deal with Affiliate directly with respect to loan servicing or related issues, and ACS shall be entitled to rely on any instructions given by ELS on behalf of Affiliate.

     (4) Notwithstanding Section (1) above, ELS, rather than Affiliate or Affiliate Eligible Lender Trustee, shall have the right to terminate the Servicing Agreement with respect to the services provided to the Affiliate and the Affiliate Eligible Lender Trustee on the terms and conditions set forth in the Servicing Agreement.

     (5) All notices or other communications by one of the parties hereto to the Affiliate shall be addressed as follows: Education Funding Capital Trust II c/o Education Lending Group, Inc. 12760 High Bluff Drive, Suite 210, San Diego, California 92130, Attention: Douglas L. Feist; and to the Affiliate Eligible Lender Trustee as follows: Fifth Third Bank 38 Fountain Square Plaza, MD 10AT60, Cincinnati, Ohio 45263 Attention: Brain Gardner, or such other address as may be indicated from time to time by such party.

     (6) This Affiliate Servicing Addendum shall be effective as of the first date written above.

     (7) This Affiliate Servicing Addendum may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

     (8) By signing this Affiliate Servicing Addendum, each party certifies that it has the power and authority to execute and deliver this Affiliate Servicing Addendum and to carry out its terms and the terms of the Servicing Agreement, and the execution, delivery and performance of this Affiliate Servicing Addendum has been duly authorized by each respective entity.

     (9) ACS agrees to deliver, upon request of the Indenture Trustee (as defined below), to the Indenture Trustee, any reports prepared by ACS pursuant to the Servicing Agreement with respect to the Affiliate. For purposes of this paragraph, "Indenture Trustee" shall mean Fifth Third Bank or any successor Indenture Trustee under that certain Indenture of Trust dated April

1, 2003 among the Affiliate, the Affiliate Eligible Lender Trustee and Fifth Third Bank as Indenture Trustee.

     IN WITNESS WHEREOF, the parties hereto caused this instrument to be duly executed as of the month, day and the year of this Affiliate Servicing Addendum.

                                      ACS EDUCATION SERVICES, INC.
                                      as Servicer


                                      By:    /s/Steven E. Snyder
                                         ---------------------------------------
                                      Name:  Steven E. Snyder
                                           -------------------------------------
                                      Title: Managing Director
                                            ------------------------------------


                                      EDUCATION LENDING SERVICES, INC.


                                      By:    /s/ Perry D. Moore
                                         ---------------------------------------
                                      Name:  Perry D. Moore
                                      Title: Senior Vice President - Finance


                                      EDUCATION FUNDING CAPITAL TRUST II
                                      by Fifth Third Bank, not in its individual capacity but solely as Co-Owner Trustee


                                      By:    /s/ Brian J. Gardner
                                          --------------------------------------
                                      Name:  Brian J. Gardner
                                      Title: Assistant Vice President and
                                             Senior Trust Officer


                                      FIFTH THIRD BANK, as Affiliate Eligible
                                      Lender Trustee


                                      By:    /s/ Brian J. Gardner
                                         ---------------------------------------
                                      Name:  Brian J. Gardner
                                      Title: Assistant Vice President and Senior
                                             Trust Officer